                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                            PHOENIX TECHNOLOGIES LTD.

                                       AND

                              INSILICON CORPORATION

                                   DATED AS OF

                                NOVEMBER 30, 1999

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                                TABLE OF CONTENTS
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ARTICLE I             DEFINITIONS................................................................................1

ARTICLE II            GENERAL PRINCIPLES.........................................................................4

         2.1      Assumption of inSilicon Liabilities............................................................4

         2.2      Establishment of inSilicon Plans...............................................................4

         2.3      inSilicon's Participation in Phoenix Plans.....................................................5

         2.4      Disputes.......................................................................................5

         2.5      Foreign Employees..............................................................................5

ARTICLE III           DEFINED CONTRIBUTION PLAN..................................................................6

         3.1      401(k) Plan....................................................................................6

ARTICLE IV            HEALTH AND WELFARE PLANS...................................................................6

         4.1      Assumption of Health and Welfare Plan Liabilities..............................................6

         4.2      Claims for Health and Welfare Plans............................................................6

         4.3      Vendor Arrangements............................................................................7

ARTICLE V             EQUITY COMPENSATION........................................................................7

         5.1      Stock Options..................................................................................7

         6.1      Payment of Liabilities, Plan Expenses and Related Matters......................................7

         6.2      Sharing of Participant Information.............................................................7

         6.3      Reporting and Disclosure Communications to Participants........................................8

         6.4      Audits Regarding Vendor Contracts..............................................................8

         6.5      Requests for IRS and DOL Opinions..............................................................8

         6.6      Fiduciary Matters..............................................................................8

         6.7      Consent of Third Parties.......................................................................8

ARTICLE VII           EMPLOYMENT-RELATED MATTERS.................................................................9

         7.1      Employment of Employees with U.S. Work Visas...................................................9

         7.2      Confidentiality and Proprietary Information....................................................9

         7.3      Consistency of Tax Positions; Duplication......................................................9

         7.4      Personnel and Pay Records......................................................................9

         7.5      Non-Termination of Employment; No Third-Party Beneficiaries....................................9

         7.6      Pre-Separation Service........................................................................10

ARTICLE VIII          GENERAL PROVISIONS........................................................................10

         8.1      Relationship of Parties.......................................................................10
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                                TABLE OF CONTENTS

                                   (CONTINUED)

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         8.2      Affiliates....................................................................................10

         8.3      Governing Law.................................................................................10

         8.4      Severability..................................................................................10

         8.5      Amendment.....................................................................................10

         8.6      Conflict......................................................................................10

         8.7      Counterparts..................................................................................11
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                                      -ii-

                           EMPLOYEE MATTERS AGREEMENT

         This EMPLOYEE MATTERS AGREEMENT (this "Agreement") is entered into as of November 30, 1999, between Phoenix Technologies Ltd. ("Phoenix"), a Delaware corporation, and inSilicon Corporation ("inSilicon"), a Delaware corporation. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Contribution Agreement of even date herewith between Phoenix and inSilicon (the "Contribution Agreement").

         WHEREAS, the Board of Directors of Phoenix has determined that it is in the best interests of Phoenix and inSilicon to separate the Business from Phoenix's other operations; and;

         WHEREAS, in furtherance of the foregoing, Phoenix and inSilicon have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans and programs, and certain employment matters; and

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control:

         "AFFILIATE" means, with respect to Phoenix, an entity in which Phoenix holds a fifty percent (50%) or more ownership and with respect to inSilicon, any entity in which inSilicon holds a fifty percent (50%) or more ownership.

         "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "DOL" means the United States Department of Labor.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

         "FRINGE BENEFITS," when immediately preceded by "Phoenix" means all fringe benefits, plans, programs and arrangements sponsored and maintained by Phoenix. When immediately preceded by "inSilicon," "Fringe Benefits" means the fringe benefits, plans, programs and arrangements established by inSilicon that correspond to the respective Phoenix Fringe Benefits.

         "HEALTH AND WELFARE PLANS," when immediately preceded by "Phoenix," means the Phoenix Health Plans, the health and welfare plans established and maintained by Phoenix for the benefit of employees and retirees of the Phoenix Group, and such other welfare plans or programs as may apply to such employees and retirees as of the Separation Date. When immediately preceded by "inSilicon," "Health and Welfare Plans" means the health and welfare plans to be established by inSilicon.

         "HMO" means a health maintenance organization that provides benefits under the Phoenix Health Plans or the inSilicon Health Plans.

         "INSILICON EMPLOYEE" means any individual who is: (a) either actively employed by, or on leave of absence from, the inSilicon Group on the Separation Date; (b) either actively employed by, or on leave of absence from, the Phoenix Group as either part of a work group or organization, or common support function that, at any time after the Separation Date and before inSilicon ceases to be a Phoenix Affiliate, moves to the employ of the inSilicon Group from the employ of the Phoenix Group; (c) an employee or group of employees designated as inSilicon Employees (as of the specified date) by Phoenix and inSilicon by mutual agreement; and (d) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an employee, described in (a) through (c) with respect to that employee's benefit under the applicable Plan(s). (Unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered an inSilicon Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is an inSilicon Employee by virtue of (a) through (c)).

         "INSILICON GROUP" means inSilicon and each Affiliate of inSilicon as of the Separation Date, or that is contemplated to be a Subsidiary or Affiliate of inSilicon after the Separation Date.

         "IPO" means the initial public offering of inSilicon common stock pursuant to a registration statement on Form S-1 pursuant to the Securities Act of 1933, as amended.

         "IRS" means the United States Internal Revenue Service.

         "OPTION," when immediately preceded by "Phoenix," means an option to purchase Phoenix common stock pursuant to a Stock Plan. When immediately preceded by "inSilicon," "Option" means an option to purchase inSilicon common stock pursuant to a Stock Plan.

         "PARTICIPATING COMPANY" means: (a) Phoenix; (b) any Person (other than an individual) that Phoenix has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by Phoenix; or (c) any Person (other than an individual) which, by the terms of such Plan, participates in such Plan or any employees of which, by the terms of such Plan, participate in or are covered by such Plan.

         "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

         "PHOENIX EMPLOYEE" means any individual who is: (a) either actively employed by, or on leave of absence from, the Phoenix Group on the Separation Date; (b) either actively employed by, or on leave of absence from, the inSilicon Group as either part of a work group or organization, or common support function that, at any time after the Separation Date and before inSilicon ceases to be a Phoenix Affiliate, moves to the employ of the Phoenix Group from the employ of the inSilicon Group; (c) an employee or group of employees designated as Phoenix Employees (as of the specified date) by Phoenix and inSilicon by mutual agreement; and (d) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an employee, described in (a) through (c) with respect to that employee's benefit under the applicable Plan(s). (Unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered an Phoenix Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is an Phoenix Employee by virtue of (a) through (c)).

         "PHOENIX GROUP" means Phoenix and each Affiliate of Phoenix other than inSilicon or an Affiliate of inSilicon.

         "PLAN," means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees or directors of Phoenix or inSilicon.

         "QDRO" means a domestic relations order which qualifies under Code
Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under any of the Phoenix Retirement Plans.

         "QMCSO" means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any of the Health Plans.

         "STOCK PLAN," when immediately preceded by "Phoenix," means any plan, program or arrangement, other than the Stock Purchase Plan, pursuant to which employees and other service providers hold Phoenix Options, Phoenix Restricted Stock, or other Phoenix equity incentives. When immediately preceded by "inSilicon," "Stock Plan" means stock-based plans, programs or arrangements that may be established by inSilicon.

         "STOCK PURCHASE PLAN," when immediately preceded by "Phoenix," means the Phoenix Employee Stock Purchase Plan. When immediately preceded by "inSilicon," "Stock Purchase Plan" means the employee stock purchase plan that may be established by inSilicon.

                                   ARTICLE II

                               GENERAL PRINCIPLES

         2.1 ASSUMPTION OF INSILICON LIABILITIES. Except as specified otherwise in this Agreement, or as mutually agreed upon by inSilicon and Phoenix from time to time, inSilicon hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following: (a) all Liabilities to or relating to inSilicon Employees, in each case relating to, arising out of or resulting from employment by the inSilicon Group from and after becoming inSilicon Employees, respectively (including Liabilities arising under or relating to Phoenix Plans and inSilicon Plans); (b) all other Liabilities to or relating to inSilicon Employees, to the extent relating to, arising out of, or resulting from future, present or former employment with the inSilicon Group (including Liabilities arising under or relating to Phoenix Plans and inSilicon Plans); (c) all Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with the inSilicon Group; and (d) all other Liabilities relating to, arising out of, or resulting from obligations, liabilities and responsibilities expressly assumed or retained by the inSilicon Group, or an inSilicon Plan pursuant to this Agreement.

         2.2 ESTABLISHMENT OF INSILICON PLANS.

             (a) HEALTH AND WELFARE PLANS. Effective from and after the Separation Date or such other date(s) as Phoenix and inSilicon may mutually agree, inSilicon shall adopt the inSilicon Health and Welfare Plans.

             (b) RETIREMENT PLANS AND FRINGE BENEFITS. Effective from and after the Separation Date or such other date(s) as Phoenix and inSilicon may mutually agree, inSilicon shall adopt the inSilicon Retirement Plans and the inSilicon Fringe Benefits.

             (c) EQUITY AND OTHER COMPENSATION. Effective from and after the Separation Date or such other date(s) as Phoenix and inSilicon may mutually agree, inSilicon shall adopt the inSilicon Stock Plans. Effective on or after the IPO or such other date as Phoenix and inSilicon may mutually agree, inSilicon shall adopt the inSilicon Stock Purchase Plan.

             (d) INSILICON PLAN TERMS. The inSilicon Plans need not provide the same or similar benefits terms or features as the comparable Phoenix Plans.

             (e) INSILICON UNDER NO OBLIGATION TO MAINTAIN PLANS. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude inSilicon, at any time after the Separation Date from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any inSilicon Plan, any benefit under any inSilicon Plan or any trust, insurance policy or funding vehicle related to any inSilicon Plan (to the extent permitted by law).

         2.3 INSILICON'S PARTICIPATION IN PHOENIX PLANS.

             (a) PARTICIPATION IN PHOENIX PLANS. Except as specified otherwise in this Agreement, or as Phoenix and inSilicon may mutually agree, effective as of the Separation Date, inSilicon may continue as or become, as the case may be, a Participating Company in the Phoenix Plans in effect as of the Separation Date, to the extent that inSilicon has not yet established a comparable Plan.

             (b) PHOENIX'S GENERAL OBLIGATIONS AS PLAN SPONSOR. To the extent that inSilicon is a Participating Company in any Phoenix Plan(s), Phoenix shall continue to administer, or cause to be administered, in accordance with their terms and applicable law, such Phoenix Plan(s), and shall have the sole and absolute discretion and authority to interpret the Phoenix Plan(s), as set forth therein. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude Phoenix, at any time after the Separation Date from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Phoenix Plan, any benefit under any Phoenix Plan or any trust, insurance policy or funding vehicle related to any Phoenix Plan (to the extent permitted by law).

             (c) INSILICON'S GENERAL OBLIGATIONS AS PARTICIPATING COMPANY. inSilicon shall perform with respect to its participation in the Phoenix Plans, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including (without limitation):
(i) assisting in the administration of claims, to the extent requested by the claims administrator of the applicable Phoenix Plan; (ii) cooperating fully with Phoenix Plan auditors, benefit personnel and benefit vendors; (iii) preserving the confidentiality of all financial arrangements Phoenix has or may have with any vendors, claims administrators, trustees or any other entity or individual with whom Phoenix has entered into an agreement relating to the Phoenix Plans; and (iv) preserving the confidentiality of participant information (including, without limitation, health information in relation to FMLA leaves) to the extent not specified otherwise in this Agreement.

             (d) TERMINATION OF PARTICIPATING COMPANY STATUS. Except as otherwise may be mutually agreed upon by Phoenix and inSilicon, effective as of such date as inSilicon establishes a comparable Plan (as specified in Section 2.2 or otherwise in this Agreement), inSilicon shall automatically cease to be a Participating Company in the corresponding Phoenix Plan, unless such automatic cessation is prohibited by applicable law.

         2.4 DISPUTES. All disputes arising out of, related to or resulting from this Agreement, including the interpretation hereof, shall be resolved in accordance with the procedures set forth in the IPO Agreement.

         2.5 FOREIGN EMPLOYEES. inSilicon and Phoenix each authorize their non-U.S. subsidiaries to enter into separate local agreements with the counterpart of the other party ("Local Agreements"). inSilicon and Phoenix intend that the Local Agreements will generally specify the terms under which Phoenix and inSilicon agree to allocate between them all assets, liabilities and responsibilities relating to, and arising from Foreign Plans and certain employment matters. To the extent, however, that any such Local Agreement does not address a particular principle or plan, then the intent of the parties relating to comparable U.S. matters or issues as reflected in this Agreement shall govern (to the extent permitted by law).

                                  ARTICLE III

                            DEFINED CONTRIBUTION PLAN

         3.1 401(k) PLAN. Effective from and after the Separation Date as of such date as Phoenix and inSilicon may mutually agree, inSilicon shall adopt a 401(k) plan (the "inSilicon 401(k) Plan").

             (a) 401(k) TRUST: ASSETS AND LIABILITIES. Effective from and after the Separation Date as of such date(s) as inSilicon and Phoenix may mutually agree: (i) the inSilicon 401(k) Plan may assume and be solely responsible for all Liabilities for or relating to inSilicon Employees under the Phoenix 401(k) Plan (such date referred to as the "401(k) Transfer Date"); and (ii) Phoenix may cause the accounts of the inSilicon Employees under the Phoenix 401(k) Plan that are held by its related trust as of the 401(k) Transfer Date to be transferred to the inSilicon 401(k) Plan and its related trust, and inSilicon shall cause such transferred accounts to be accepted by such plan and its related trust. As soon as reasonably practicable after the Separation Date, inSilicon shall use its commercially reasonable best efforts to enter into agreements satisfactory to inSilicon to accomplish such assumption and transfer, the maintenance of the necessary participant records, the appointment of an initial trustee under the inSilicon 401(k) Plan, and the engagement of an initial recordkeeper under the inSilicon 401(k) Plan. inSilicon and Phoenix each agree to use their commercially reasonable best efforts to accomplish this spin-off.

             (b) NO DISTRIBUTION TO INSILICON EMPLOYEES. The inSilicon 401(k) Plan and the Phoenix 401(k) Plan shall provide that no distribution of account balances shall be made to any inSilicon Employee on account of the inSilicon Group ceasing to be an Affiliate of the Phoenix Group.

                                   ARTICLE IV

                            HEALTH AND WELFARE PLANS

         4.1 ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES. Except as specified otherwise in this Agreement, as of the Separation Date, all Liabilities for or relating to inSilicon Employees under the Phoenix Health and Welfare Plans shall be reimbursed by inSilicon on a pro rata basis.

         4.2 CLAIMS FOR HEALTH AND WELFARE PLANS. Phoenix shall administer claims incurred under the Phoenix Health and Welfare Plans by inSilicon Employees but only to the extent that inSilicon has not established and assumed administrative responsibility for a comparable Plan. Any determination made or settlements entered into by Phoenix with respect to such claims shall be final and binding.

         4.3 VENDOR ARRANGEMENTS. Phoenix shall use its commercially reasonable best efforts for and on behalf of inSilicon to procure, effective as of such date as Phoenix and inSilicon mutually agree upon: (a) third party ASO contracts; (b) group insurance policies; and (c) HMO agreements. In each case, inSilicon shall, as of such date as Phoenix and inSilicon may mutually agree upon, establish, adopt and/or implement such contracts, agreements or arrangements.

                                   ARTICLE V

                             EQUITY COMPENSATION

         5.1 STOCK OPTIONS. After the Separation Date and as of such date as inSilicon and Phoenix may mutually agree, inSilicon may offer to inSilicon Employees inSilicon Options in exchange for the cancellation of Phoenix Options. Any such exchange shall generally preserve the economic value of the cancelled Phoenix Options and shall preserve the terms and features of the Phoenix Options. This Agreement shall not in any way limit the ability of inSilicon to offer additional inSilicon Options or other inSilicon equity incentives to inSilicon Employees.

                                   ARTICLE VI

                           ADMINISTRATIVE PROVISIONS

         6.1 PAYMENT OF LIABILITIES, PLAN EXPENSES AND RELATED MATTERS.

             (a) SHARED COSTS. inSilicon shall pay its share, as determined by Phoenix in good faith, of any contributions made to any trust maintained in connection with an Phoenix Plan while inSilicon is a Participating Company in that Phoenix Plan.

             (b) CONTRIBUTIONS TO TRUSTS. With respect to Phoenix Plans to which inSilicon Employees make contributions, Phoenix shall use reasonable procedures to determine inSilicon Liabilities associated with such Plans, taking into account such contributions, settlements, refunds and similar payments.

             (c) ADMINISTRATIVE EXPENSES NOT CHARGEABLE TO A TRUST. To the extent not otherwise agreed to by Phoenix and inSilicon, and to the extent not chargeable to a trust established in connection with an Phoenix Plan, inSilicon shall be responsible, through either direct payment or reimbursement to Phoenix, for its allocable share of expenses incurred by Phoenix in the administration of (i) the Phoenix Plans while inSilicon participates in such Plans, and (ii) the inSilicon Plans, to the extent Phoenix administers such Plans. For this purpose, inSilicon's allocable share of such expenses shall be that portion of the total of such expenses as the number of inSilicon Employees who are participants in the applicable Plan bears to the total number of participants in such Plan.

         6.2 SHARING OF PARTICIPANT INFORMATION. Phoenix and inSilicon shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the Phoenix Plans and the inSilicon Plans during the respective periods applicable to such Plans as inSilicon and Phoenix may mutually agree.

Phoenix and inSilicon and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration.

         6.3 REPORTING AND DISCLOSURE COMMUNICATIONS TO PARTICIPANTS. While inSilicon is a Participating Company in the Phoenix Plans, inSilicon shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all Phoenix Plan-related communications and materials to employees, participants and beneficiaries, including (without limitation) summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the Phoenix Plans and inSilicon Plans. inSilicon shall reimburse Phoenix for the costs and expenses relating to the copies of all such documents provided to inSilicon. inSilicon shall assist, and inSilicon shall cause each other applicable member of the inSilicon Group to assist, Phoenix in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports for the Phoenix Plans, where applicable.

         6.4 AUDITS REGARDING VENDOR CONTRACTS. From the period beginning as of the Separation Date and ending on such date as Phoenix and inSilicon may mutually agree, Phoenix and inSilicon and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the Phoenix Health and Welfare Plans and the inSilicon Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. Phoenix and inSilicon shall agree on the performance standards, audit methodology, auditing policy and quality measures, reporting requirements, and the manner in which costs incurred in connection with such audits will be shared.

         6.5 REQUESTS FOR IRS AND DOL OPINIONS. Phoenix and inSilicon shall make such applications to regulatory agencies, including the IRS and DOL, as may be necessary or appropriate. inSilicon and Phoenix shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which Phoenix and/or inSilicon elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

         6.6 FIDUCIARY MATTERS. Phoenix and inSilicon each acknowledge that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

         6.7 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, Phoenix and inSilicon shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Phoenix and inSilicon shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

                                  ARTICLE VII

                           EMPLOYMENT-RELATED MATTERS

         7.1 EMPLOYMENT OF EMPLOYEES WITH U.S. WORK VISAS. inSilicon Employees who, on the Separation Date, are employed in the U.S. pursuant to a work or training visa which authorizes employment only by the Phoenix Group shall remain employed by the Phoenix Group until the visa is amended or a new visa is granted to authorize employment by the inSilicon Group and, at that time, shall become an employee of the inSilicon Group with substantially similar rights as all other inSilicon Employees. During the period from the Separation Date until the amended or new visa is issued, such employee shall continue to participate in Phoenix Plans and inSilicon shall, as and when invoiced by Phoenix, promptly reimburse Phoenix for its direct and indirect costs and expenses relating to compensation and benefits.

         7.2 CONFIDENTIALITY AND PROPRIETARY INFORMATION. No provision of the Separation Agreement or any Ancillary Agreement shall be deemed to release any individual for any violation of the Phoenix non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the Phoenix Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

         7.3 CONSISTENCY OF TAX POSITIONS; DUPLICATION. Phoenix and inSilicon shall individually and collectively make commercially reasonable best efforts to avoid unnecessarily duplicated federal, state or local payroll taxes, insurance or workers' compensation contributions, or unemployment contributions arising on or after the Separation Date. Phoenix and inSilicon shall take consistent reporting and withholding positions with respect to any such taxes or contributions.

         7.4 PERSONNEL AND PAY RECORDS. For the period beginning on the Separation Date and ending on any substantially complete disposition of Phoenix's ownership interest in inSilicon (and for such additional period as Phoenix and inSilicon may mutually agree), Phoenix shall make reasonably available to inSilicon, subject to applicable laws on confidentiality and data protection, all current and historic forms, documents or information, no matter in what format stored, relating to pre-Separation Date personnel, medical records, and payroll information with respect to inSilicon Employees. Such forms, documents or information may include, but is not limited to: (a) information regarding an inSilicon Employee's ranking or promotions; (b) the existence and nature of garnishment orders or other judicial or administrative actions or orders affecting an employee's or service provider's compensation; and (c) performance evaluations. inSilicon shall fully reimburse Phoenix for the cost associated with such availability and access.

         7.5 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement, the Separation Agreement, or any Ancillary Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any inSilicon Employee or other future, present or former employee of Phoenix or inSilicon under any Phoenix Plan or inSilicon Plan or otherwise.

         7.6 PRE-SEPARATION SERVICE. As of the Separation Date, the legal responsibility for claims relating to pre-Separation Date Service remain with Phoenix. All claims with respect to post-Separation Date Service of inSilicon Employees with inSilicon shall be the exclusive legal responsibility of Phoenix.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

         8.2 AFFILIATES. Each of Phoenix and inSilicon shall cause to be performed, and hereby guarantee the performance of, any and all actions of the Phoenix Group or the inSilicon Group, respectively.

         8.3 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, without regard to the conflicts of law rules of such state.

         8.4 SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

         8.5 AMENDMENT. The Board of Directors of inSilicon and Phoenix may mutually agree to amend the provisions of this Agreement at any time or times, either prospectively or retroactively, to such extent and in such manner as the Boards mutually deem advisable. Each Board may delegate its amendment power, in whole or in part, to one or more Persons or committees as it deems advisable. Accordingly, each Board hereby gives its Vice President, Human Resources the full power and authority to mutually adopt an amendment to this Agreement (subject to each of their authority to amend Plans).

         8.6 CONFLICT. In the event of any conflict between the provisions of this Agreement and the Separation Agreement, any Ancillary Agreement, or Plan, the provisions of this

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Agreement shall control. In the event of any conflict between the provisions of this Agreement and any Local Agreement, the provisions of the Local Agreement shall control.

         8.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

         IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                       PHOENIX TECHNOLOGIES LTD.

                                       By:    /s/ Linda V. Moore
                                          ------------------------------------
                                       Name:  Linda V. Moore

                                       Title: VP, General Counsel & Secretary

                                       INSILICON CORPORATION

                                       By:    /s/ David J. Power
                                          ------------------------------------
                                       Name:  David J. Power

                                       Title: Vice President & General Counsel

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